UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 24, 2004

                           MONTPELIER RE HOLDINGS LTD.

             (Exact Name of Registrant as Specified in Its Charter)


         Bermuda                       001-31468               Not Applicable

(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
    of Incorporation or                                     Identification No.)
       Organization)

                                Mintflower Place
                               8 Par-La-Ville Road
                                 Hamilton HM 08
                                     Bermuda

                    (Address of Principal Executive Offices)
                                   (Zip Code)


       Registrant's telephone number, including area code: (441) 296-5550

Item 5. Other Events

     On March 24, 2004, Montpelier Re Holdings Ltd. issued a press release announcing changes to its Board of Directors.


Item 7. Financial Statements and Exhibits.

(c)  Exhibits.

     The following exhibit is filed as part of this report:

     99.1. Press Release of the Registrant, dated March 24, 2004.






                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          Montpelier Re Holdings Ltd.
                                   ---------------------------------------------
                                                 (Registrant)

    March 25, 2004                 By: /s/  Neil McConachie
----------------------            ----------------------------------------------
         Date                      Name: Neil McConachie
                                   Title: Chief Accounting Officer and Treasurer
                                   (chief accounting officer)


Index to Exhibits

Exhibit No.       Description
-----------------------------

99.1              Press Release of the Registrant dated as of March 24, 2004.